                          MECHTRONICS OF ARIZONA, INC.

                     REPORT OF INDEPENDENT ACCOUNTANTS AND

              FINANCIAL STATEMENTS OF MECHTRONICS OF ARIZONA, INC.

                            FOR THE SIX MONTHS ENDED

                                 MARCH 31, 1996

                                  Exhibit 99.3

MECHTRONICS OF ARIZONA,
INC.
FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED
MARCH 31, 1996

                        Report of Independent Accountants


To the Board of Directors and Shareholder of Mechtronics of Arizona, Inc.

In our opinion, the accompanying balance sheet and the related statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Mechtronics of Arizona, Inc. at March 31, 1996, and the results of its operations and its cash flows for the six months then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

Phoenix, Arizona
May 29, 1996

                          MECHTRONICS OF ARIZONA, INC.

                                  BALANCE SHEET

                                     Assets

                                                          MARCH 31, 1996
                                                    ------------------------
CURRENT ASSETS:
    Cash                                                    $  220,340
    Accounts receivable                                      2,767,779
    Inventory                                                4,573,381
    Prepaid expenses                                            30,114
                                                            ----------

        Total current assets                                 7,591,614

PLANT AND EQUIPMENT, net                                     1,307,652

OTHER ASSETS                                                   205,614
                                                            ----------

        Total assets                                        $9,104,880
                                                            ==========

                      Liabilities and Shareholder's Equity

CURRENT LIABILITIES:
    Line of credit                                          $  275,000
    Accounts payable                                         1,414,780
    Accrued expenses                                           861,423
    Current portion of long-term debt                          303,497
    Deferred revenue                                           505,750
                                                            ----------


        Total current liabilities                            3,360,450

LONG-TERM DEBT                                                 946,525
                                                            ----------
        Total liabilities                                    4,306,975
                                                            ----------
COMMITMENTS AND CONTINGENCIES (See Note 6)

SHAREHOLDER'S EQUITY:
    Common stock, $1 par value, 1,000,000 shares
        authorized; 10,000 shares issued and outstanding        10,000
    Retained earnings                                        5,952,502
    Common stock in treasury - at cost, 4,500 shares        (1,164,597)
                                                            ----------


        Total shareholder's equity                           4,797,905
                                                            ----------
        Total liabilities and shareholder's equity          $9,104,880
                                                            ==========

    The accompanying notes are an integral part of these financial statements

                          MECHTRONICS OF ARIZONA, INC.

                             STATEMENT OF INCOME AND
                                RETAINED EARNINGS

                                                           Six months ended
                                                            March 31, 1996
                                                    ----------------------------

SALES                                                          $7,404,653

COST OF SALES                                                   6,272,480
                                                               ----------

GROSS MARGIN                                                    1,132,173

ADMINISTRATIVE AND SELLING EXPENSES                               699,008

INTEREST EXPENSE                                                   76,635

OTHER EXPENSE                                                      13,036
                                                               ----------

NET INCOME                                                        343,494

RETAINED EARNINGS, Beginning of period                          5,885,008

DIVIDEND                                                         (276,000)
                                                               ----------

RETAINED EARNINGS, End of period                               $5,952,502
                                                               ==========



    The accompanying notes are an integral part of these financial statements

                          MECHTRONICS OF ARIZONA, INC.

                             STATEMENT OF CASH FLOWS

                                                                Six months ended
                                                                  March 31, 1996
                                                                ----------------
OPERATING ACTIVITIES:
Net income                                                            $ 343,494
Adjustments to reconcile net income to
    cash provided by operating activities:
    Depreciation expense                                                165,152
    Accretion of discount on notes payable                               46,429
    Net changes in current assets and liabilities:                      102,403
        Decrease in accounts receivable                                (656,108)
        Increase in inventory                                              (577)
        Increase in prepaid expenses                                    (89,814)
        Decrease in accounts payable                                     43,465
        Increase in accrued expenses                                    505,750
        Increase in deferred revenue                                     (6,000)
    Other                                                             ---------
                                                                        454,194
Net cash provided by operating activities                             ---------


INVESTING ACTIVITIES:
   Purchase of property and equipment                                   (24,478)
                                                                      ---------
FINANCING ACTIVITIES:

    Net borrowings under line of credit                                 125,000
    Payments on long-term debt                                          (62,463)
    Dividend                                                           (276,000)
                                                                      ---------

    Net cash used in financing activities                              (213,463)
                                                                      ---------

NET INCREASE IN CASH                                                    216,253

Cash, beginning of period                                                 4,087
                                                                      ---------
Cash, end of period                                                   $ 220,340
                                                                      =========

SUPPLEMENTAL INFORMATION:
    Cash paid for interest                                            $  30,206
                                                                      =========

    The accompanying notes are an integral part of these financial statements

                          MECHTRONICS OF ARIZONA, INC.

                          Notes to Financial Statements

NOTE 1 - THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES:

The Company

Mechtronics of Arizona, Inc. (the Company) is an Arizona corporation which manufactures a variety of mechanical and electromechanical components utilized in the defense industry. The Company's manufacturing facility is located in Phoenix, Arizona. Approximately 45% of the Company's sales for the six months ended March 31, 1996 were made to two divisions of one customer.

Fiscal year

The Company's fiscal year ends September 30.

Use of estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from these estimates.

Accounts receivable

Accounts receivable represent amounts due from customers on product sales. An allowance for doubtful accounts has not been provided as losses are not anticipated on the realization of the accounts receivable.

Inventories

Inventories are stated at the lower of cost, determined on the first-in-first out method, or market.

Plant and equipment

Plant and equipment are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over estimated useful lives of 5 to 10 years for machinery and equipment and 25 years for plant and improvements. Expenditures for maintenance and repairs are charged to operations as incurred while expenditures representing additions or betterments are capitalized.

                          MECHTRONICS OF ARIZONA, INC.

                          Notes to Financial Statements

NOTE 1 - THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES: (Continued)

Income taxes

The Company is an S-Corporation for federal and Arizona state income tax purposes. A provision for income taxes has not been made in the accompanying statement of operations and retained earnings as the tax effects of the Company's activities accrue to its shareholder. Other assets as of March 31, 1996 includes an approximate $200,000 deposit with the Internal Revenue Service made by the Company as required by Section 7519 of the Internal Revenue Code.

Revenue recognition

The Company manufactures its products pursuant to subcontractor agreements with its customers which generally do not exceed one year in duration. The Company generally recognizes revenue at the time of customer shipment. Deferred revenue represents payments received from certain customers in advance of product shipment.

Financial instruments

The carrying values of financial instruments including accounts receivable and accounts payable approximate the related fair values because of the relatively short maturity of these instruments. The carrying values of line of credit borrowings and the note payable to bank approximate the related fair values as the interest rates fluctuate with market rates. The fair values of the notes payable to stockholders are not readily determinable.

NOTE 2 - INVENTORIES:

Inventories consist of the following:

    Raw materials                                      $              1,668,659
    Work in process                                                   2,845,021
    Finished goods                                                       59,701
                                                       ------------------------
    Total inventories                                  $              4,573,381
                                                       ========================

                          MECHTRONICS OF ARIZONA, INC.

                          Notes to Financial Statements

NOTE 3 - PLANT AND EQUIPMENT, NET:

Plant and equipment, net consists of the following:

    Machinery and equipment                           $              4,488,570
    Plant improvements                                                 185,842
    Other                                                              669,410
                                                      ------------------------
                                                                     5,343,822
    Less: accumulated depreciation                                  (4,036,170)
                                                      ------------------------
                                                      $              1,307,652
                                                      ========================


NOTE 4 - LINE OF CREDIT:

The Company has an unsecured revolving line of credit with a bank which provides for borrowings up to a maximum of $2.0 million with interest at the bank's prime rate (8.25% at March 31, 1996.) The Company has agreed to maintain a minimum cash balance with the bank of $50,000.

Borrowings against the line totaled $275,000 at March 31, 1996.

NOTE 5 - ACCRUED EXPENSES:

Accrued expenses consists of the following:

    Salaries, wages and related taxes                 $                240,307
    Vacation                                                           236,076
    Employee medical and disability                                    181,589
    Other                                                              203,451
                                                      ------------------------
                                                      $                861,423
                                                      ========================

                          MECHTRONICS OF ARIZONA, INC.

                          Notes to Financial Statements

NOTE 6 - LONG-TERM DEBT:

Long-term debt consists of the following:

    Notes payable to former stockholders, aggregate annual
    payments of $225,000 through 1999 with final aggregate
    payment of $180,000 in September 2000, net of
    unamortized discount of $319,275, secured by stock
    pledge agreement                                                 $  760,725

    Note payable to bank, payable in equal monthly
    installments of $10,411 plus interest at prime plus
    0.25% (8.50% at March 31, 1996) through February 2000,
    secured by equipment                                                489,297
                                                                     ----------
                                                                      1,250,022




    Less: current portion                                              (303,497)
                                                                     ----------
    Total long-term debt                                             $  946,525
                                                                     ==========

    Annual maturities on long-term debt outstanding as of March 31, 1996 for fiscal years ending September 30 are as follows:

    1996 (remainder)                                                 $  287,466
    1997                                                                349,932
    1998                                                                349,932
    1999                                                                349,932
    2000                                                                232,035
                                                                     ----------
        Subtotal                                                      1,569,297

        Less: unamortized discount                                     (319,275)
                                                                     ----------
        Total                                                        $1,250,022
                                                                     ==========


NOTE 7 - COMMITMENTS AND CONTINGENCIES:

In October 1984, the Company guaranteed the repayment of a $5.0 million Industrial Development Bond obligation of a partnership controlled by the Company's shareholder. The bond proceeds were used to construct a manufacturing facility which the Company leased from such partnership.

The Company's sole shareholder is responsible, as general partner of the partnership, for the payments under the industrial revenue bonds. The Company entered into an operating lease agreement with the Company's shareholder for the use of the premises occupied by the Company. The agreement, which expires December 31, 1996, requires the Company to pay the shareholder

                          MECHTRONICS OF ARIZONA, INC.

                          Notes to Financial Statements

rents totaling $40,000 a month and a management fee of $15,000 per month in addition to building repairs and maintenance expenses and property taxes related to the facility. Rent and management expenses for the lease of the building totaled $330,000 for the six months ended March 31, 1996. Accrued property taxes of approximately $87,000 are included in accrued expenses at March 31, 1996. The Company continues to guarantee the Industrial Revenue Bond obligation of approximately $4.0 million at March 31, 1996.

The Company leases certain machinery and equipment under operating leases. The leases expire at various dates through 2001. Future minimum lease payments for such leases for the fiscal years ending September 30 are as follows:

        1996 (remainder)                              $      78,000
        1997                                                160,000
        1998                                                153,000
        1999                                                120,000
        2000                                                107,000
        Thereafter                                          118,000
                                                      -------------
                                                      $     736,000
                                                      =============


NOTE 8 - SUBSEQUENT EVENTS:

On April 10, 1996, the Company entered into a letter-of-intent agreement to sell certain of its assets, subject to certain liabilities, to Ducommun Incorporated for cash and a note totaling $8,750,000, plus a contingent earn-out payment of up to $750,000. The consideration for the purchase price as well as the price itself are subject to the finalization of a definitive agreement.